                                                                  EXHIBIT 24
                                                                  ----------




                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to an Employment Agreement dated September 30, 1996 between the Company and William R. Floyd and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of November, 1996.


                                    /s/ Stewart Bainum, Jr.
                                    ------------------------------
                                    Stewart Bainum, Jr.
                                    Executive Chairman of the Board
                                    and Director

                                                                     EXHIBIT 24
                                                                     ----------




                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to an Employment Agreement dated September 30, 1996 between the Company and William R. Floyd and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of November, 1996.


                                    /s/ William R Floyd
                                    -----------------------
                                    William R. Floyd
                                    Chief Executive Officer
                                    and Director

                                                                    EXHIBIT 24
                                                                    ----------




                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to an Employment Agreement dated September 30, 1996 between the Company and William R. Floyd and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of November, 1996.


                                     /s/ Stewart Bainum
                                    --------------------
                                    Stewart Bainum
                                    Director

                                                                    EXHIBIT 24
                                                                    ----------




                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to an Employment Agreement dated September 30, 1996 between the Company and William R. Floyd and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of November, 1996.


                                     /s/ Barbara Bainum
                                    --------------------
                                    Barbara Bainum
                                    Director

                                                                     EXHIBIT 24
                                                                     ----------




                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to an Employment Agreement dated September 30, 1996 between the Company and William R. Floyd and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of November, 1996.


                                     /s/ Paul A. Gould
                                    -------------------
                                    Paul A. Gould
                                    Director

                                                                    EXHIBIT 24
                                                                    ----------



                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to an Employment Agreement dated September 30, 1996 between the Company and William R. Floyd and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of November, 1996.


                                     /s/ Robert C. Hazard, Jr.
                                    ---------------------------
                                    Robert C. Hazard, Jr.
                                    Director

                                                                    EXHIBIT 24
                                                                    ----------




                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to an Employment Agreement dated September 30, 1996 between the Company and William R. Floyd and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of November, 1996.


                                     /s/ Gerald W. Petitt
                                    ----------------------
                                    Gerald W. Petitt
                                    Director

                                                                    EXHIBIT 24
                                                                    ----------




                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to an Employment Agreement dated September 30, 1996 between the Company and William R. Floyd and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of November, 1996.


                                     /s/ Frederic V. Malek
                                    -----------------------
                                    Frederic V. Malek
                                    Director

                                                                    EXHIBIT 24
                                                                    ----------




                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to an Employment Agreement dated September 30, 1996 between the Company and William R. Floyd and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of November, 1996.


                                     /s/ Jerry E. Robertson
                                    ------------------------
                                    Jerry E. Robertson
                                    Director

                                                                    EXHIBIT 24
                                                                    ----------




                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to an Employment Agreement dated September 30, 1996 between the Company and William R. Floyd and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of November, 1996.


                                     /s/ James A. MacCutcheon
                                    -----------------------------
                                    James A. MacCutcheon
                                    Senior Vice President
                                    and Chief Financial Officer

                                                                    EXHIBIT 24
                                                                    ----------




                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to an Employment Agreement dated September 30, 1996 between the Company and William R. Floyd and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of November, 1996.


                                    /s/ Charles G. Warczak, Jr.
                                    ------------------------------
                                    Charles G. Warczak, Jr.
                                    Vice President and Controller